SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                             [X]
Filed by a Party other than the Registrant          [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          Molecular Devices Corporation
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                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


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[X]        No fee required.
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           0-11.

1.         Title of each class of securities to which transaction applies:

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

                         MOLECULAR DEVICES CORPORATION
                               1311 Orleans Drive
                           Sunnyvale, California 94089


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999

TO THE STOCKHOLDERS OF MOLECULAR DEVICES CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MOLECULAR DEVICES CORPORATION, a Delaware corporation (the "Company"), will be held on Thursday, May 20, 1999 at 10:30 a.m. local time at the Company's corporate headquarters, located at 1311 Orleans Drive, Sunnyvale, California 94089 for the following purpose:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve amendments to the Company's 1995 Stock Option Plan (i) to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,000,000 shares, and (ii) to make certain technical amendments to the plan.

3. To approve amendments to the Company's 1995 Non-Employee Directors' Stock Option Plan (i) to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 100,000 shares,
         (ii) to revise the timing, vesting and number of shares subject to grants to be issued to non-employee directors, and (iii) to make certain technical amendments to the plan.

4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1999.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 26, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                              By Order of the Board of Directors

                                              /s/ Andrei M. Manoliu

                                              Andrei M. Manoliu
                                              Secretary

Sunnyvale, California
April 16, 1999

         All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                          MOLECULAR DEVICES CORPORATION
                               1311 Orleans Drive
                           Sunnyvale, California 94089

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 20, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Molecular Devices Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 20, 1999, at 10:30 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's headquarters, located at 1311 Orleans Drive, Sunnyvale, California 94089. The Company intends to mail this proxy statement and accompanying proxy card on or about April 16, 1999, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on March 26, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 26, 1999 the Company had outstanding and entitled to vote 9,543,489 shares of Common Stock.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1311 Orleans Drive, Sunnyvale, California 94089, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 11, 1999. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is February 9, 2000. Such proposal or nomination, however, may not be submitted before January 10, 2000. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.



                                   PROPOSAL 1

                              ELECTION OF DIRECTORS



         There are eight nominees for the eight Board positions presently authorized in the Company's By-laws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, all eight directors having been elected by the stockholders.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.


                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

         The names of the nominees and certain information about them are set forth below:

                                               PRINCIPAL OCCUPATION/
NAME                             AGE           POSITION HELD WITH THE COMPANY
Joseph D. Keegan, Ph.D.           45           President, Chief Executive Officer

Moshe H. Alafi                    70           General Partner, Alafi Capital Company

David L. Anderson                 55           General Partner, Sutter Hill Ventures

A. Blaine Bowman                  52           President, Chief Executive Officer, Dionex Corporation

Paul Goddard, Ph.D.               49           President and Chief Executive Officer, Elan Pharmaceuticals

Andre F. Marion                   63           Independent Investor

Harden M. McConnell, Ph.D.        71           Robert Eckles Swain Professor of Physical Chemistry at
                                               Stanford University, Management Consultant

J. Allan Waitz, Ph.D.             63           Independent Investor


         Joseph D. Keegan, Ph.D., was appointed as President and Chief Executive Officer of the Company effective March 30, 1998. From 1992 to 1998, Dr. Keegan served in various positions at Becton Dickinson and Company, a research and diagnostic company, including the positions of Vice President, Sales and Service, Vice President, General Manager of the Immunocytometry Systems Division and, most recently, President of the Worldwide Tissue Culture

                                       2.

Business. From 1987 to 1992, he was employed by LEICA, Inc., a microscope manufacturer, where he held various senior management positions. Dr. Keegan holds a Ph.D. in Chemistry from Stanford University.

         Moshe H. Alafi has been a director of the Company since 1985. Mr. Alafi has been the general partner of Alafi Capital Company, which specializes in forming new companies in the medical, pharmaceutical and biological fields, since January 1984.

         David L. Anderson has been a director of the Company since 1983. Mr. Anderson has been a general partner of Sutter Hill Ventures, a California limited partnership, a venture capital investment partnership, since 1974. Mr. Anderson is also a director of Cytel Corp., a biotechnology company, Dionex Corporation, a leading supplier of analytical instrumentation ("Dionex"), and Broadvision, Inc., a software company.

         A. Blaine Bowman has been director of the Company since 1985. Mr. Bowman is, and has been since 1980, President, Chief Executive Officer and a director of Dionex.

         Paul Goddard, Ph.D., has been a director of the Company since September 1995. Dr. Goddard has served as President and Chief Executive Officer of Elan Pharmaceuticals, a division of Elan PLC, since 1998. Dr. Goddard served as Chairman, Chief Executive Officer and Director of Neurex Corporation from 1991 through 1998 when Neurex Corporation was acquired by Elan PLC. From 1976 through February 1991, Dr. Goddard was employed by SmithKline Beecham Corp., a pharmaceutical company, and its predecessors in various positions, most recently as Senior Vice President and Director, Japan-Pacific. He is also a director of Onyx Pharmaceutical Inc. and RibiImmunochem Research, Inc.

         Andre F. Marion has been a director of the Company since September 1995. Mr. Marion was a founder of Applied Biosystems, Inc., a supplier of instruments for biotechnology research, and served as its Chief Operating Officer from 1983 to 1986, its President from 1985 to 1993, its Chief Executive Officer from 1986 to 1993 and its Chairman of the Board from 1987 to February 1993, when it merged with the Perkin-Elmer Corporation, a manufacturer of analytical instruments. Mr. Marion served as Vice President of Perkin-Elmer Corporation and President of its Applied Biosystems Division until his retirement in February 1995. Mr. Marion is presently a management consultant and also a director of Applied Imaging Corp., a manufacturer of medical computer systems, and Cygnus, Inc., a developer of drug delivery and diagnostic systems.

         Harden M. McConnell, Ph.D., founder of the Company, has been a director of and a consultant to the Company since the Company's inception in July 1983. He is the Robert Eckles Swain Professor of Physical Chemistry at Stanford University and a member of the National Academy of Sciences. Dr. McConnell has received many awards in recognition of his scientific work, most recently these include the 1987 Pauling Medal for Chemistry and, in 1988, the National Academy of Sciences Award in Chemical Sciences. Dr. McConnell has also received the Wolf Prize (1984), the Wheland Medal (1988), the National Medal of Science (1989), the Peter Debeye Award in Physical Chemistry (1990) and the Bruker Prize of the Royal Society of Chemistry (1995). Dr. McConnell holds a Ph.D. degree from the California Institute of Technology.

         J. Allan Waitz, Ph.D., has been a director of the Company since 1990. Dr. Waitz is currently retired. Until 1992, Dr. Waitz was President and Chief Executive Officer of DNAX Research Institute of Molecular and Cellular Biology, Inc., a subsidiary of Schering-Plough Corporation, a pharmaceutical company. From 1991 through December 1996, Dr. Waitz served as chairperson of the Area Committee on Microbiology of the National Committee for Clinical Laboratory Standards. He is also a director of TerraGen Diversity, Inc. of Vancouver, BC.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 31, 1998, the Board of Directors held four meetings. The Board of Directors has an Audit Committee and a Compensation Committee. The Company does not have a nominating committee.

         The Audit Committee recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system and its system of internal

                                       3.

accounting controls. The Audit Committee is composed of three non-employee directors: Dr. McConnell, Dr. Goddard and Mr. Bowman. It met one time during the fiscal year ended December 31, 1998.

         The Compensation Committee makes recommendations to the Board concerning cash and long-term incentive compensation for employees of the Company. The Compensation Committee also makes recommendations to the Board regarding the number of shares that should be subject to options, the timing of grants of options under the Company's 1995 Stock Option Plan and the number of shares and the timing of offerings of such shares to employees under the Company's 1995 Employee Stock Purchase Plan. The Compensation Committee is composed of three non-employee directors: Mr. Anderson, Mr. Marion and Dr. Waitz. It met three times during such fiscal year.

         During the fiscal year ended December 31, 1998, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.



                                   PROPOSAL 2

              APPROVAL OF AMENDMENTS TO THE 1995 STOCK OPTION PLAN


         In October 1995, the Board of Directors of the Company (the "Board") adopted, and the stockholders subsequently approved, the Company's 1995 Stock
Option Plan (the "Option Plan") covering 1,750,000 shares of the Company's Common Stock. As of January 31, 1999, options (net of canceled or expired options) covering an aggregate of 885,483 shares of the Company's Common Stock had been granted and were outstanding under the Option Plan, and only 212,935 shares of Common Stock (plus any shares that might in the future be returned to the Option Plan as a result of cancellations or expiration of options or the reacquisition by the Company of issued shares) remained available for future grant under the Option Plan.

         In January 1999, the Board amended the Option Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Option Plan by 1,000,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board. In January 1999, the Board also amended the Option Plan, subject to stockholder approval to make certain technical amendments to the plan. The Board adopted this amendment in order to conform the Option Plan to current provisions of Rule 16b-3 under the Securities Exchange Act of 1934, and to eliminate provisions applicable prior to the time the Company became a publicly traded company.

         Stockholders are requested in this Proposal 2 to approve the Option Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the Option Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

         The essential features of the Option Plan are outlined below:

GENERAL

         The Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Option Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code").
Nonstatutory stock options granted under the Option Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of options.

                                       4.

PURPOSE

         The Board adopted the Option Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. As of December 31, 1998, approximately 171 of the approximately 171 employees, directors and consultants of the Company and its affiliates are eligible to participate in the Option Plan.

ADMINISTRATION

         The Board administers the Option Plan. Subject to the provisions of the Option Plan, the Board has the power to construe and interpret the Option Plan and to determine the persons to whom and the dates on which options will be granted, the number of shares of Common Stock to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

         The Board has the power to delegate administration of the Option Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has not delegated administration of the Option Plan to a committee of the Board. As used herein with respect to the Option Plan, the "Board" refers to any committee the Board may later appoint as well as to the Board itself.

         The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Option Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) not otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

ELIGIBILITY

         Incentive stock options may be granted under the Option Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive nonstatutory stock options under the Option Plan.

         No option may be granted under the Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Option Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

         No person may be granted options under the Option Plan for more than 500,000 shares of Common Stock during any calendar year ("Section 162(m) Limitation").

STOCK SUBJECT TO THE OPTION PLAN

         Following the approval of this Proposal by the stockholders, an aggregate of 1,750,000 shares of Common Stock, plus up to 1,000,000 shares issuable in connection with the Company's terminated 1988 Stock Option Plan (the "1988 Plan"), is reserved for issuance under the Option Plan. If options granted under the Option Plan or the 1988 Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again

                                       5.

become available for issuance under the Option Plan. If the Company reacquires stock issued under the Option Plan, the reacquired stock will again become available for reissuance under the Option Plan.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of a nonstatutory option may not be less than 85% of the fair market value of the stock on the date of grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." As of March 26, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $25.00 per share.

         The exercise price of options granted under the Option Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

         Repricing. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer optionees the opportunity to replace outstanding higher priced options with new lower priced options. To the extent required by Section 162(m) of the Code, a repriced option is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the Section 162(m) Limitation.

         Option Exercise. Options granted under the Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Option Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the optionee's service terminate before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned Common Stock of the Company or by a combination of these means.

         Term. The maximum term of options under the Option Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Subject to the maximum term limitation noted above, options under the Option Plan generally terminate three months after termination of the optionee's service unless (i) such termination is due to the optionee's disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the optionee dies before the optionee's service has terminated, or within a period specified in the option after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. An optionee may designate a beneficiary who may exercise the option following the optionee's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

RESTRICTIONS ON TRANSFER

         An optionee may not transfer an incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of the optionee, only the optionee may exercise an incentive stock option. In addition to transfers effective on death, an optionee may transfer a nonstatutory stock option pursuant to certain domestic relations orders and the transferee may then exercise such option according to its terms. Except as noted above, options granted under the Option Plan are generally nontransferable. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

                                       6.

ADJUSTMENT PROVISIONS

         Transactions, such as a stock dividend, stock split, or certain types of merger, consolidation, or reorganization, that do not involve the receipt of consideration by the Company, may change the class and number of shares of Common Stock subject to the Option Plan and outstanding options. In that event, the Option Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Option Plan and the Section 162(m) Limitation, and outstanding options will be adjusted as to the class, number of shares and price per share of Common Stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

         The Option Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization ("change in control"), to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the Option Plan or substitute similar options for those outstanding under the Option Plan, or such outstanding options will continue in full force and effect. If any surviving corporation declines to assume options outstanding under the Option Plan, or to substitute similar options, then, with respect to options held by optionees whose services have not terminated, the vesting and the time during which such options may be exercised may, at the discretion of the Board, be accelerated. An outstanding option will terminate if the optionee does not exercise it before a change in control. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Option Plan will terminate on October 29, 2005.

         The Board may also amend the Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Option Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the Option Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the Option
Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

         Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Incentive Stock Options. Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the optionee held the stock for more than one year.

                                       7.

         Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Nonstatutory Stock Options. Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.

         Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

                                       8.

                                   PROPOSAL 3

  APPROVAL OF AMENDMENTS TO THE 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN



         In September 1995, the Board adopted, and the stockholders subsequently approved, the Company's 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") covering 247,500 shares of the Company's Common Stock. As of January 31, 1999, options (net of canceled or expired options) covering an aggregate of 231,000 shares of the Company's Common Stock had been granted and were outstanding under the Directors' Plan, and only 16,500 shares of Common Stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options or the reacquisition by the Company of issued shares) remained available for future grant under the Directors' Plan.

         In January 1999,  the Board  amended the  Directors'  Plan,  subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Directors' Plan by 100,000 to a total of 347,500 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board. In January 1999, the Board also amended the Directors' Plan, subject to stockholder approval, (i) to decrease the amount of shares under non-discretionary option grants from 16,500 to 10,000 shares for first-time elected non-employee directors, (ii) to provide an annual option grant of 4,000 shares for each non-employee director immediately following each annual meeting of stockholders, and (iii) increase the vesting period under the grants from three years to four years. The Company's currently existing non-employee directors will not receive any option grants under the Directors' Plan until September 2001 when their current options under the Directors' Plan fully vest, at which time they will be treated as first-time elected non-employee directors and receive the 10,000 share initial grant at that time, and will receive the 4,000 share grants at the annual meetings of stockholders thereafter. In January 1999, the Board also amended the Directors' Plan, subject to stockholder approval, to make certain technical amendments to the plan. The Board adopted this amendment in order to conform the Directors' Plan to current provisions of Rule 16b-3 under the Securities Exchange Act of 1934, and to revoke information rights of the optionholders under such plan.

         Stockholders are requested in this Proposal 3 to approve the amendments to the Directors' Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

         The essential features of the Directors' Plan are outlined below:

GENERAL

         The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

         The Board adopted the Directors' Plan to provide a means by which non-employees directors of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the current non-employee directors of the Company are eligible to participate in the Directors' Plan.

                                       9.

ADMINISTRATION

         The Board administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option.

         The Board has the power to delegate administration of the Directors' Plan to a committee composed of not fewer than two members of the Board. The Board has not delegated administration of the Directors' Plan to a committee of the Board. As used herein with respect to the Directors' Plan, the "Board" refers to any committee the Board may later appoint as well as to the Board itself.

ELIGIBILITY

         The Directors' Plan provides that options may be granted only to non-employee directors of the Company. A "non-employee director" is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of the Company or any affiliate.

STOCK SUBJECT TO THE DIRECTORS' PLAN

         Following the approval of this Proposal by the stockholders, an aggregate of 347,500 shares of Common Stock is reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again becomes available for issuance under the Directors' Plan. If the Company reacquires unvested stock issued under the Directors' Plan, the reacquired stock will again become available for reissuance under the Directors' Plan.

TERMS OF OPTIONS

         The following is a description of the terms of options under the Directors' Plan. Individual option grants may not be more restrictive as to the terms described below except as otherwise noted.

         Non-Discretionary Grants. Following the approval of this Proposal by the stockholders, each person who is elected for the first time to be a non-employee director will be granted an option to purchase 10,000 (reduced from 16,500) shares of Common Stock, and each non-employee director will be granted an additional option to purchase 4,000 shares of Common Stock immediately following each annual meeting of stockholders. The Company's currently existing non-employee directors will not receive any option grants under the Directors' Plan until September 2001 when their current options under the Directors' Plan fully vest, at which time they will be treated as first-time elected non-employee directors and receive the 10,000 share initial grant at that time, and will receive the 4,000 share grants at the annual meetings of stockholders thereafter. If this Proposal is not approved, the number of shares subject to options granted to non-employee directors under the Directors' Plan will continue to be 16,500 shares every three years.

         Exercise Price; Payment. The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. At March 26, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $25.00 per share.

         The exercise price of options granted under the Directors' Plan must be paid (a) in cash at the time the option is exercised when the number of shares being purchased is less than 1000 shares, or (b) when the number of shares being purchased is at least 1000 shares (i) in cash at the time of exercise, (ii) by delivery of shares of Common Stock of the Company if such Common Stock is publicly traded or (iii) a combination of the methods specified in (i) and (ii).

         Repricing. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer optionees the opportunity to replace outstanding higher-priced options with new lower-priced options.

         Option Exercise. Following the approval of this Proposal, options granted under the Directors' Plan become cumulatively exercisable in equal annual increments ("vest") over four (increased from three) years provided the optionee's service as a director or employee of or consultant to the Company or an affiliate has not earlier terminated. The Board does not have the power to accelerate the time during which an option may vest or be exercised. Options granted under the Directors' Plan do not permit exercise prior to vesting.

                                      10.

         Term. The term of options under the Directors' Plan is 10 years from the date of grant. Options under the Directors' Plan terminate three months after termination of the optionee's service unless the optionee dies before the expiration of three months after termination of such service, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. An optionee may designate a beneficiary who may exercise the option following the optionee's death.

         The option term is not extended in the event that exercise of the option within these periods is prohibited.

         Other  Provisions.  The option  agreement may contain such other terms,
provisions  and  conditions  not  inconsistent   with  the  Directors'  Plan  as
determined by the Board.

RESTRICTIONS ON TRANSFER

         The optionee may not transfer an option otherwise than by will or the laws of descent and distribution, or pursuant to a "domestic relations order" within the meaning of Rule 16a-12 under the Securities Exchange Act of 1934. During the lifetime of the optionee, an option may be exercised only by the optionee (or by his guardian or legal representative or by a transferee pursuant to a "domestic relations order").

ADJUSTMENT PROVISIONS

         Transactions such as a merger, consolidation, reorganization, stock dividend, or stock split, that do not involve the receipt of consideration by the Company, may change the class and number of shares of Common Stock authorized and/or outstanding. In that event, the Directors' Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Directors' Plan, and outstanding options will be adjusted as to the class, number of shares and price per share of Common Stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

         The Directors' Plan provides that, in the event of specified types of merger, or other corporate reorganization ("change in control"), then the vesting and the time during which such options may be exercised will be accelerated. An outstanding option will terminate if the optionee does not exercise it before a change in control. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Directors' Plan will terminate upon a change in control.

         The Board may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Directors' Plan to satisfy Rule 16b-3 of the Exchange Act; (ii) increase the number of shares reserved for issuance upon exercise of options; or
(iii) change any other provision of the Directors' Plan in any other way if such modification requires stockholder approval in order to comply with Nasdaq or any securities exchange listing requirements. However, subject to this Proposal, the Board may not amend the Plan more than once every six months with respect to the provisions of the Plan that relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. The Board may, in its discretion, submit any other amendment to the Directors' Plan for stockholder approval.

FEDERAL INCOME TAX INFORMATION

         Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply

                                      11.

to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Nonstatutory  Stock Options.  Nonstatutory  stock options granted under
the  Directors'   Plan   generally   have  the  following   federal  income  tax
consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. If the optionee becomes an employee, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.

         Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.



                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS



         The Board of Directors has selected Ernst & Young, LLP ("Ernst & Young") as the Company's independent auditors for the fiscal year ending December 31, 1999 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited the Company's financial statements since its inception in 1983. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of Ernst & Young as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.


                                      12.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 14, 1999 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                        Beneficial Ownership(1)
                                                    ----------------------------
                                                       Number        Percent
Name of Beneficial Owner                              of Shares      of Class
-----------------------------------------------     -------------  -------------
Kopp Investment Advisors, Inc.                        2,112,425      22.2%
7701 France Ave. South, Ste. 500
Edina, MN 55435

Putnam Investments Inc.                                 639,800       6.7%
One P.O. Box Square
Boston, MA  02109

Munder Capital Management                               555,825       5.8%
480 Pierce Street, Ste. 300
Birmingham, MI  48009

Franklin Resources Inc.                                 548,400       5.8%
777 Mariners Island Blvd., 6th Floor
San Mateo, CA  94404

Harden M. McConnell, Ph.D.(2)                           453,400       4.8%

A. Blaine Bowman(3)                                     449,666       4.7%

Moshe H. Alafi(4)                                       419,340       4.4%

David L. Anderson(5)                                    187,380       2.0%

Joseph D. Keegan, Ph.D.(6)                               50,526       *

Gillian M.K. Humphries, Ph.D.(7)                         48,933       *

Robert J. Murray(8)                                      42,838       *

Paul Goddard, Ph.D.(9)                                   16,500       *

Andre F. Marion(10)                                      16,500       *

J. Allan Waitz, Ph.D(11)                                 16,500       *

Timothy A. Harkness(12)                                   3,750       *

Tony M. Lima                                               --         --

All directors and executive officers as a             1,705,958      17.9%
group (12 persons) (13)

*  Less than one percent

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 9,507,226 shares outstanding on February 14, 1999, adjusted as required by rules promulgated by the SEC.

                                      13.

(2)      Consists of 453,400  shares held by the Harden M.  McConnell and Sophia
         G. McConnell Trust, of which Dr. McConnell is a co-trustee.

(3) Includes 382,166 shares beneficially owned by Dionex, of which Mr. Bowman, a director of the Company, is President, Chief Executive Officer and a director, and 16,500 shares that may be acquired within 60 days after February 14, 1999 pursuant to outstanding stock options. Mr. Bowman disclaims beneficial ownership of the Dionex shares.

(4) Includes 402,840 shares beneficially owned by Alafi Capital Company, of which Mr. Alafi, a director of the Company, is a general partner, and 16,500 shares that may be acquired within 60 days after February 14, 1999 pursuant to outstanding stock options.

(5) Includes: (i) 28,086 shares beneficially owned by Sutter Hill Ventures, a California limited partnership ("Sutter Hill Ventures"), of which Mr. Anderson, a director of the Company, is a general partner, (ii) 14,661 shares beneficially owned by Anvest, L.P., of which Mr. Anderson is a general partner, and (iii) 16,500 shares that may be acquired within 60 days after February 14, 1999 pursuant to outstanding stock options. Mr. Anderson disclaims beneficial ownership of shares held by Sutter Hill Ventures and Anvest, L.P., and individuals and entities associated with Sutter Hill Ventures and Anvest, L.P., except as to the shares held of record in his name and his proportionate partnership interest in the shares held of record by Sutter Hill Ventures and Anvest, L.P.

(6) Includes 37,750 shares that may be acquired within 60 days after February 14, 1999 pursuant to outstanding stock options and periodic stock grants.

(7) Includes 13,000 shares beneficially owned by the Gillian Mavis Humphries and Simon Anthony Humphries, trustees of the Marital Trust of the Humphries 1991 Living Trust, of which Dr. Humphries is a co-trustee, and 35,533 shares that may be acquired within 60 days after February 14, 1999 pursuant to outstanding stock options.

(8) Includes 40,832 shares that may be acquired within 60 days after February 14, 1999 pursuant to outstanding stock options.

(9) Includes 16,500 shares that may be acquired within 60 days after February 14, 1999 pursuant to outstanding stock options.

(10) Includes 16,500 shares that may be acquired within 60 days after February 14, 1999 pursuant to outstanding stock options.

(11) Includes 16,500 shares that may be acquired within 60 days after February 14, 1999 pursuant to outstanding stock options.

(12) Includes 1,250 shares that may be acquired within 60 days after February 14, 1999 pursuant to periodic stock grants.

(13) Includes 827,753 shares held by entities affiliated with certain directors and 214,990 shares that certain directors and officers have the right to acquire within 60 days after February 14, 1999 pursuant to the exercise of outstanding stock options and/or periodic stock grant rights. See Footnotes (2) through (12).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were

                                      14.

complied with, except that a statement of change in beneficial ownership report was filed late by Mr. Harkness, Mr. Senaldi, and Dr. Keegan. The failure to timely file such reports of ownership was due to administrative error.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers and certain key employees of the Company and their ages and positions as of March 31, 1999 are as follows:

Name                                               Age      Position
----------------------------------------------  --------  -----------------------------------------
Joseph D. Keegan, Ph.D.                            45       President, Chief Executive Officer

Timothy A. Harkness                                32       Vice President, Chief Financial Officer

Gillian M.K. Humphries, Ph.D.                      60       Vice President

Tony M. Lima                                       40       Vice President

Robert J. Murray                                   51       Vice President

John S. Senaldi                                    34       Vice President


         Joseph D. Keegan, Ph.D., was appointed as President and Chief Executive Officer of the Company effective March 30, 1998. From 1992 to 1998, Dr. Keegan served in various positions at Becton Dickinson and Company, a research and diagnostic company, including the positions of Vice President, Sales and Service, Vice President, General Manager of the Immunocytometry Systems Division and, most recently, President of the Worldwide Tissue Culture Business. From 1987 to 1992, he was employed by LEICA, Inc., a microscope manufacturer, where he held various senior management positions. Dr. Keegan holds a Ph.D. in Chemistry from Stanford University.

         Timothy A. Harkness was appointed as Vice President, Finance and Chief Financial Officer of the Company effective July 9, 1998. From 1997 to 1998, Mr. Harkness was Vice President of Business Development at Vivra Specialty Partners, a physician practice management company. Previously, Mr. Harkness was with Montgomery Securities in the Health Care Investment Banking Group from 1994 to 1997 and with Arthur Andersen & Co. from 1989 to 1992. Mr. Harkness holds an MBA from Stanford University Graduate School of Business and is a CPA.

         Gillian M.K. Humphries, Ph.D., has served as a Vice President of the Company since March 1990. Dr. Humphries served as a consultant to the Company since its inception in 1983. In 1984, Dr. Humphries joined the Company on a full time basis as a research scientist and, from 1985 to 1990, she served as Director of MAXline and Cytosensor Development. Dr. Humphries holds a Ph.D. in Biochemistry from Stanford University and an MS in Biochemistry from San Jose State University.

         Tony M. Lima was appointed as Vice President, in charge of Worldwide Sales and Service, of the Company effective July 28, 1998. Previously, Mr. Lima was Manager, Sales and Marketing at Cavro Scientific Instruments during a portion of 1998, President/CEO of Aydius, Inc. from 1996 to 1997, and Vice President, Customer Services of Behring Diagnostics (formerly Syva Company) from May 1995 to March 1996. From 1981 to May 1995 he was employed by Syva Co., a global clinical diagnostics company, where he held various senior management positions in England, Belgium and the United States. Mr. Lima holds a higher TEC Degree in Electronics from Kingston College London, England.

         Robert J. Murray has served as a Vice President of the Company since July 1995. Mr. Murray served as the Company's Director of Operations from 1993 to 1995. During 1993, Mr. Murray was a consultant to Tandem Computers, Incorporated, a computer manufacturer. From 1991 to 1993, Mr. Murray was Vice President of Manufacturing at Electromer Corporation, an electronic component company, and from 1989 to 1991, a Vice President of Comptronix Corp., a contract manufacturing company. Mr. Murray holds an MS in Electrical Engineering from San Jose State University.

         John S. Senaldi was appointed as Vice President, in charge of Worldwide Marketing of the Company effective August 6, 1998. From 1993 to 1998, Mr. Senaldi served in various management positions at Becton Dickinson and Company, a research and diagnostic company, including the positions of Director of Business Development and Senior Product Manager in both Europe and North America for Becton's Diabetes Healthcare business. Most recently, he was in a Program Management role for Becton's Immunocytometry Systems Division. Prior to joining Becton Dickinson,

                                      15.

Mr. Senaldi held various  management  positions in  manufacturing  and marketing with General Electric Company's Medical Systems Business Group and in engineering functions with several start-up medical diagnostic companies. Mr. Senaldi holds an MBA from Harvard Business School, an MSEE from Rensselaer Polytechnic Institute and a BS in Engineering from Trinity College.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         Beginning in January 1999, each member of the Company's Board of Directors will receive $1,000 for each Board meeting attended by such director and $500 for each Board committee meeting attended. In addition, the members of the Board may be reimbursed for out-of-pocket and travel expenses incurred in connection with attendance at Board and committee meetings.

         Since the Company was founded in 1983, Dr. McConnell has provided consulting services to the Company regarding, among other matters, the Company's research and development activities and business strategy. Dr. McConnell is currently paid $5,000 per month for such services.

         During 1995, the Board adopted the 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to provide for the automatic grant of options to purchase shares of Common Stock to non-employee directors of the Company ("Non-Employee Directors"). Prior to the approval of Proposal 3 by the stockholders, the maximum number of shares of Common Stock that may be issued pursuant to options granted under the Directors' Plan is 247,500. After the approval of Proposal 3 by the stockholders, the maximum number of shares of Common Stock that may be issued pursuant to options granted under the Directors' Plan will be 347,500.

         Prior to the approval of Proposal 3 by the stockholders, pursuant to the terms of the Directors' Plan, each Non-Employee Director is automatically granted an option to purchase 16,500 shares of Common Stock on the date of his or her election to the Board. On the date of adoption of the Directors' Plan, each person who was then a Non-Employee Director of the Company was granted an option to purchase 16,500 shares of Common Stock of the Company under the Directors' Plan, at an exercise price of $5.25 per share. Thereafter each Non-Employee Director will automatically be granted an option to purchase an additional 16,500 shares of Common Stock under the Directors' Plan upon full vesting of any stock option previously granted to such person under the Directors' Plan. After the approval of Proposal 3 by the stockholders, each newly elected Non-Employee Director will be automatically granted an option to purchase 10,000 shares of Common Stock on the date of his or her initial election to the Board and each Non-Employee Director will be granted an option to purchase an additional 4,000 shares of Common Stock immediately following each annual meeting of stockholders. The Company's currently existing non-employee directors will not receive any option grants under the Directors' Plan until September 2001 when their current options under the Directors' Plan fully vest, at which time they will be treated as first-time elected non-employee directors and receive the 10,000 share initial grant at that time, and will receive the 4,000 share grants at the annual meetings of stockholders thereafter.

         Outstanding options under the Directors' Plan will vest over a period of three years from the date of grant in equal annual installments. The exercise price of options granted under the Directors' Plan must equal or exceed the fair market value of the Common Stock on the date of grant. No option granted under the Directors' Plan may be exercised after the expiration of ten years from the date it was granted. Options granted under the Directors' Plan are generally non-transferable. The Board may suspend or terminate the Directors' Plan at any time. In the event of a merger or consolidation, or a reverse merger or reorganization in which the Company is not the surviving corporation, options outstanding under the Directors' Plan will automatically become fully vested and will terminate if not exercised prior to such event. After the approval of Proposal 3, future option grants under the Directors' Plan will vest over a period of four years from the date of grant.

         During the last fiscal year, in accordance with the terms of the Directors' Plan prior to the amendment for which stockholder approval is being solicited as set forth in Proposal 3, the Company granted options covering 16,500 shares to each Non-Employee Director, at an exercise price per share of $14.50. The fair market value of such Common Stock on the date of grant was
$14.50  per share  (based on the  closing  sales  price  reported  in the Nasdaq
National Market System for the date of grant). As of March 15, 1999, 16,500 options had been exercised under the Directors' Plan.

                                      16.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

         The following table shows for the fiscal years ended December 31, 1996,
1997 and 1998,  compensation  awarded or paid to, or earned  by,  the  Company's
Chief  Executive  Officer,  its other  four most  highly  compensated  executive officers at December 31, 1998 and a former executive  officer who ceased serving
as  an  executive   officer  during  fiscal  year  1998  (the  "Named  Executive
Officers"):

                                               SUMMARY COMPENSATION TABLE


                                                Annual Compensation               Long-Term
                                                -------------------              Compensation
                                                                                    Awards
                                                                         ---------------------------
                                                                         Restricted
                                                                            Stock         Securities        All Other
                                                Salary        Bonus       Award(s)        Underlying       Compensation
Name and Principal Position           Year        ($)        ($)(1)          ($)          Options (#)          ($)
---------------------------           ----     --------     --------      -----------     -----------      ------------
Joseph D. Keegan, Ph.D.               1998     $210,015     $105,000      $577,500(3)       170,000        $163,962(4)
President, Chief
Executive Officer(2)

Andre F. Marion(5)                    1998       86,376         -             -              16,500               -
Interim President, Chief              1997       72,916         -             -                -                  -
Executive Officer

Timothy A. Harkness(6)                1998       74,479       35,750      $167,500(7)        75,000          89,124(8)
Vice President, Chief Financial
Officer

Gillian M.K. Humphries, Ph.D.         1998      131,450       63,120          -                -              3,319(9)
Vice President                        1997      118,013       38,354          -              16,000           3,210(9)
                                      1996      119,166       40,000          -                -              1,620(9)

Tony M. Lima(10)                      1998       76,291       36,619          -              50,000           1,755(9)
Vice President

Robert J. Murray                      1998      124,600       50,000          -                -              2,161(9)
Vice President                        1997      118,920       38,649          -              10,000           2,146(9)
                                      1996      112,440       32,500          -                -                571(9)

(1) Represents amounts accrued by the Company in 1996, 1997 and 1998, but paid in 1997, 1998 and 1999 at the election of the Company.

(2) Dr. Keegan has served as President and Chief Executive Officer of the Company since March 1998.

(3) Consists of an award of 30,000 shares of restricted stock valued at $577,500 on the date of grant.

(4) Consists of the following payments made by the Company: (i) $150,000 signing bonus upon employment with the Company on March 30, 1998, (ii) $2,280 for the taxable portion of group life insurance and the Company's discretionary contribution to employee's 401(k) accounts,
         (iii) $2,682 for relocation costs reimbursed to the employee, and (iv) $9,000 for auto costs reimbursed to the employee.

(5) Mr. Marion served as Interim President and Chief Executive Officer of the Company between October 1997 and March 1998.


                                       17.

(6) Mr. Harkness has served as Vice President Finance and Chief Financial Officer of the Company since July 1998.

(7) Consists of an award of 10,000 shares of restricted stock valued at $167,500 on the date of grant.

(8) Consists of the following payments made by the Company: (i) $87,500 signing bonus upon accepting a new position with the Company on July 9, 1998, and (ii) $1,624 for the taxable portion of group life insurance and the Company's discretionary contribution to employee's 401(k) accounts.

(9) Represents the taxable portion of group life insurance paid by the Company and the Company's discretionary contribution to employee's 401(k) accounts.

(10) Mr. Lima has served as Vice President Worldwide Sales and Service of the Company since July 1998.

                                      18.

                              EMPLOYMENT AGREEMENTS

Chief Executive Officer Key Employee Agreement

On March 11, 1998, Joseph D. Keegan, Ph.D., entered into a Key Employee Agreement with the Company that provided for the following:

o Dr. Keegan was appointed as President and Chief Executive Officer, effective March 30, 1998 (the "Employment Date").

o    Dr. Keegan will be paid an annual base salary of $280,000.

o Dr. Keegan will receive a one time "signing bonus" of $150,000. Such bonus is subject to repayment if Dr. Keegan terminates his employment with the Company within the first year of his employment.

o Dr. Keegan is eligible to receive an annual performance bonus up to 50% of his base salary based on achievement of certain goals specified by the Board.

o The Board will grant Dr. Keegan options to purchase 170,000 shares of the Company's Common Stock with an exercise price equal to the fair market value of the Common Stock on the Employment Date. The Options will vest over five years with 34,000 shares vesting on the first anniversary of the Employment Date and 8,500 shares vesting every June 30, September 30, December 30, and March 30 thereafter. Vesting ceases if Dr. Keegan's employment terminates at any time for any reason with the following exceptions: (a) Dr. Keegan is retained by the Company in a post-employment consulting position, as specified, thus providing for an additional year of vesting, or (b) if Dr. Keegan is demoted without cause, as defined in the agreement, within two years following certain defined transactions, then vesting of the remaining unvested options will accelerate such that Dr. Keegan will be fully vested with respect to the options to purchase 170,000 shares of the Company's Common Stock.

o The Board will grant Dr. Keegan an aggregate of 30,000 shares of the Company's Common Stock subject to applicable securities laws restrictions, over two years. A total of 3,750 shares will be granted following the completion of each quarter of service with the Company as President and Chief Executive Officer on June 30, 1998 and 1999, September 30, 1998 and 1999, December 30, 1998 and 1999, and March 30, 1999 and 2000. Upon
     granting, each individual grant will be fully earned and vested. Granting of stock ceases if Dr. Keegan's employment terminates at any time for any reason with the following exception: if Dr. Keegan is demoted without cause, as defined in the agreement, within two years following certain defined transactions, then granting of the remaining ungranted shares will accelerate such that Dr. Keegan will be granted a total of 30,000 shares of the Company's Common Stock. The Company agrees to loan Dr. Keegan amounts required for the payment of tax obligations related to these share grants.

o In the event Dr. Keegan's employment is terminated by the Company without cause, as defined in the agreement, the Company shall provide Dr. Keegan with a one-year consulting agreement, as defined, and outplacement services.

Chief Financial Officer Employee Agreement

On July 8, 1998, Timothy A. Harkness, entered into an Employee Agreement with the Company that provided for the following:

o Mr. Harkness was appointed as Vice President of Finance and Chief Financial Officer, effective July 9, 1998 (the "Employment Date").

o Mr. Harkness will be paid an annual base salary of $150,000. His salary will increase to $162,000 per year in 3 months and $175,000 per year in 6 months upon certain milestone achievements.

o        Mr. Harkness will receive a one time hiring bonus of $87,500.

o Mr. Harkness is eligible to participate in the Company's bonus plan at 40% of his base salary prorated for employment tenure.

                                      19.

o Mr. Harkness is eligible to receive options to purchase 75,000 shares of the Company's Common Stock. The options will vest over five years with 15,000 shares vesting on the first anniversary of the Employment Date and 3,750 shares vesting every quarter thereafter.

o Mr. Harkness is eligible to receive an aggregate of 10,000 shares of the Company's Common Stock. A total of 1,250 shares will be granted following each quarter of service with the Company. Upon granting, each share will be fully earned and vested. If Mr. Harkness is terminated without cause within the first two years, then (i) the granting of shares will accelerate such that Mr. Harkness will receive 10,000 shares of the Company's Common Stock and (ii) Mr. Harkness will receive a one-time severance payment equal to the prior 6 months compensation. The Company agrees to loan Mr. Harkness amounts required for the payment of tax obligations related to these share grants.

o In the event of a change of control resulting in either termination or demotion, all of Mr. Harkness' stock options and shares will become fully vested on such date. In addition, Mr. Harkness would be granted a one-time severance payment equal to the last 12 months compensation.

Vice President Employment Agreement

On July 9, 1998, Tony M. Lima, Vice President of Worldwide Sales and Service, entered into an employment agreement with the Company that provided for the following:

o        Mr. Lima's will be paid an annual base salary of $175,000.

o Mr. Lima is eligible to participate in the Company's bonus plan at 40% of his base salary prorated from the time he has been employed, with a guaranteed minimum bonus of $30,000 under the plan for the 1998 plan year.

o Mr. Lima is eligible to receive options to purchase 50,000 shares of the Company's Common Stock. The options will vest over five years with 10,000 shares vesting on each of the first and second anniversary of the employment date and 2,500 shares vesting quarterly following the second anniversary of the employment date.

Vice President Employment Agreement

On July 13, 1998, John S. Senaldi, Vice President of Worldwide Marketing, entered into an employment agreement with the Company that provided for the following:

o        Mr.  Senaldi's  will be paid an annual  base  salary of  $160,020.  Mr.
         Senaldi will receive a one time signing bonus of $30,000.

o Mr. Senaldi is eligible to participate in the Company's bonus plan at 40% of his base salary prorated from the time he has been employed, with a guaranteed minimum bonus of $30,000 under the plan for the 1998 plan year.

o Mr. Senaldi will be eligible to receive options to purchase 46,000 shares of the Company's Common Stock. The options will vest over five years with 10,000 shares vesting on each of the first and second anniversary of the employment date and 2,500 shares vesting quarterly following the second anniversary of the employment date.

o Mr. Senaldi will be eligible to receive an aggregate of 2,500 shares of the Company's Common Stock. The shares will be granted ratably and quarterly over a period of two years.

o In the event of a Change of Control, all of Mr. Senaldi's stock options and shares will become fully vested at such date.

                                      20.

                        STOCK OPTION GRANTS AND EXERCISES

         The Company grants options to its executive officers under its 1988 Stock Option Plan (the "1988 Plan") and 1995 Stock Option Plan (the "1995 Plan" and collectively with the 1988 Plan, the "Option Plans"). The 1988 Plan was terminated upon establishment of the 1995 Plan. As of January 31, 1999, options to purchase a total of 885,483 shares were outstanding under the Option Plans and options to purchase 212,935 shares remained available for grant under the 1995 Plan.

         The following tables show for the fiscal year ended December 31, 1998, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:
                                          OPTION GRANTS IN LAST FISCAL YEAR

                                     Option Grants in Last Fiscal Year
                                     ---------------------------------
                                                   Percentage
                                                    Of Total
                                                     Options                                  Potential Realizable
                                    Number of       Granted to                                   Value at Assumed
                                   Securities       Employees    Exercise                     Annual Rates of Stock
                                   Underlying       in Fiscal    Price        Expiration      Price Appreciation for
Name                             Options Granted     Year(1)     ($/Sh)(2)       Date            Option Term(3)
                                                                                                 5%           10%
-------------------------------  ---------------   -----------   ---------    -----------    -----------------------
Joseph D. Keegan(4)                 170,000             38          19.125     03/29/08      $2,044,694   $5,181,655
Andre F. Marion(5)                   16,500             14(6)       14.50      09/12/08         150,463      381,303
Timothy A. Harkness(4)               75,000             17          16.75      07/09/08         790,048    2,002,139
Gillian M.K. Humphries                 --               --           --           --             --           --
Tony M. Lima(7)                      50,000             11          17.625     07/27/08         554,213    1,404,486
Robert J. Murray                       --               --           --           --             --           --

(1)      Based on 447,700 shares subject to options granted in 1998.

(2) The exercise price is equal to 100% of the fair market value of the Common Stock on the date of the Grant.

(3) The potential realizable value is calculated based on the term of the option at its time of grant (10 years) and is calculated by assuming that the stock price on the date of grant as determined by the Board of Directors appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

(4) The options have a ten-year term, subject to earlier termination upon death, disability or termination of employment. Options vest at the rate of 20% on the first anniversary of the date of grant and 5% each quarter thereafter for 4 years. Messrs. Keegan and Harkness also received restricted stock grants during 1998. See "Employment Agreements."

(5) The options have a ten-year term, subject to the earlier termination upon death, disability or termination of employment. Options vest annually over a period of three years.

(6) Based on 115,500 shares subject to options granted under the 1995 Directors' Plan.

(7) The options have a ten-year term, subject to the earlier termination upon death, disability or termination of employment. Options vest at the rate of 20% on the first and second anniversary of the date of grant and 5% each quarter thereafter for 4 years.

                                      21.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                                                          Number of
                                                                          Securities              Value of
                                                                          Underlying             Unexercised
                                                                          Unexercised            In-the-Money
                                                                         Options at FY-End     Options at FY-End
                              Shares Acquired on    Value Realized       (#) Exercisable/      ($) Exercisable/
            Name                 Exercise (#)             ($)             Unexercisable        Unexercisable(1)
----------------------------- ------------------    ---------------   ---------------------   -------------------
Joseph D. Keegan                      --                  --                      0/170,000             0/446,250
Andre F. Marion                       --                  --                  16,500/16,500       272,250/119,625
Timothy A. Harkness                   --                  --                       0/75,000             0/375,000
Gillian M.K. Humphries                --                  --                  33,033/16,300       586,077/155,350
Tony M. Lima                          --                  --                       0/50,000             0/206,250
Robert J. Murray                      --                  --                  36,165/20,834       634,844/291,888

(1) Represents the fair market value of the underlying shares on the last day of the fiscal year ($21.75 based on the closing sales price of the Common Stock as reported on the NASDAQ National Market) less the exercise price of the options multiplied by the number of shares underlying the option.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Committee") is comprised of Messrs. Anderson and Marion and Dr. Waitz, none of whom has been an officer or employee of the Company. The Committee is responsible for establishing the Company's compensation for executive officers.

         The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term stockholder value. To meet these goals, the Committee has adopted a mix of the compensation elements of salary, bonus and stock options.

         Base Salary. The Committee meets at least annually to review and approve each executive officer's salary for the ensuing year. When reviewing base salaries, the Committee considers the following factors, in order of importance: competitive pay practices, individual performance against goals, levels of responsibility, breadth of knowledge and prior experience. To provide the Committee with more information for making compensation comparisons, the Company surveys a group of comparable companies with a capitalization similar to that of the Company.

         Bonus. The bonus program is a discretionary program for executive officers and other key employees of the Company. The Committee meets in the first quarter following the year of the awards to be made to determine the amount of the bonuses. The bonus award depends on the extent to which the Company and individual performance objectives are achieved. The Company's objectives consist of operating, strategic and financial goals that are considered to be critical to the Company's fundamental long-term goal of building stockholder value. For fiscal 1998, these goals were related to specific increases in revenue, operating income and earnings per share over the prior years.

         Stock Options. The Option Plans maintained by the Company have been established to provide employees of the Company with an opportunity to share, along with stockholders of the Company, in the long-term performance of the Company. Initial grants of stock options are generally made to eligible employees upon commencement of employment, with additional grants being made to certain employees periodically or following a significant change in the job responsibilities, scope or title of such employment. Stock options under the Options Plans generally vest over a five-year period and expire ten years from the date of grant. The exercise price of such options is usually 100% of the fair market value of the underlying stock on the date of grant.

         Guidelines for the number of stock options for each participant under the Option Plans are generally determined by a formula established by the Committee whereby several factors are applied to the salary and performance level of each

                                      22.

participant and then related to the approximate market price of the stock at the time of grant. In awarding stock options, the Committee considers individual performance, overall contribution to the Company, officer retention, the number of unvested stock options held by the officer and the total number of stock options to be awarded.

         Section 162(m) of the Internal Revenue Code of 1986 limits the Company to a deduction for federal income tax purposes of up to $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation." The Compensation Committee has determined that stock options granted under the Company's 1995 Plan with an exercise price at least equal to the fair market value of the Company's common stock on the date of grant shall be treated as "performance-based compensation" and any compensation recognized by a Named Executive Officer as a result of the grant of such a stock options is deductible by the Company.

         CEO Compensation. The Committee used the same procedures described above in setting the annual salary, bonus and stock option awards for the CEO. The grant of restricted stock to Dr. Keegan was arrived at through arms-length negotiations in connection with his initial hire as CEO. The CEO's salary is determined based on comparisons with companies with a capitalization similar to that of the Company.

         Summary. Through the plans described above, a significant portion of the Company's compensation program for its executive officers (including the CEO) is contingent upon the individual's and Company's performance, and realization of benefits by the CEO and the other executive officers is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation during any given annual period.

                                                 COMPENSATION COMMITTEE
                                                 David L. Anderson
                                                 Andre F. Marion
                                                 J. Allan Waitz, Ph.D.



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As noted above, the Compensation Committee is comprised of three non-employee directors: Messrs. Anderson and Marion and Dr. Waitz. No member of the Compensation Committee is or was formerly an officer or an employee of the Company. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has such interlocking relationship existed in the past.

                                      23.

                      PERFORMANCE MEASUREMENT COMPARISON(1)

         The following graph shows total stockholder return of an investment of $100 in cash on December 13, 1995 for (i) the Company's Common Stock, (ii) the Nasdaq Stock Index and (iii) a peer group index comprised of all public companies using SIC Code 3826 (Laboratory Analytical Instruments) (the "Peer Group")(2). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                                          FISCAL YEAR ENDING
                      -------------------------------------------------------
                      12/13/95   12/29/95     12/31/96   12/31/97    12/31/98
Molecular Devices      100.00      92.31       136.81     186.81      191.21
Analytical Instruments 100.00     108.68       130.06     154.29      193.75
NASDAQ Market Index    100.00      99.63       123.81     151.45      213.61


(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) Upon written request of a stockholder, the Company will provide a list of companies comprising the Peer Group.

(3) The cumulative total return on investment (change in year-end stock price plus reinvested dividends) for the Company, the Nasdaq Stock Index and the Peer Group, based on December 13, 1995 = 100. In accordance with the rules of the SEC, the returns of companies comprising the Peer Group are weighted according to their respective stock market capitalization at the beginning of each period for which a return is indicated.


                              CERTAIN TRANSACTIONS

         The Company has entered into employment agreements with certain of its executive officers. See "Employment Agreements."

                                      24.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                       By Order of the Board of Directors

                       /s/ Andrei M. Manoliu

                       Andrei M. Manoliu
                       Secretary



April 16, 1999


         A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998 is available without charge upon written request to: Corporate Secretary, Molecular Devices Corporation, 1311 Orleans Drive, Sunnyvale, California 94089.

                                                                      Appendix A


                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.


                          MOLECULAR DEVICES CORPORATION
                             1995 STOCK OPTION PLAN
                            ADOPTED OCTOBER 30, 1995
                  APPROVED BY SHAREHOLDERS ON DECEMBER 12, 1995
                 AMENDED BY THE BOARD ON ________________, 1999
               AS AMENDED BY THE STOCKHOLDERS ON ___________, 1999


1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "Company" means Molecular Devices Corporation.

         (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (g) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

         (h) "Covered  Employee" means the chief executive  officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (i) "Director" means a member of the Board.

         (j) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" means as of any date, the value of the Common Stock of the Company determined as follows:

                  (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair
Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

         (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (n) "Non-Employee  Director" means a Director of the Company who either
(i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (q) "Option" means a stock option granted pursuant to the Plan.

         (r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (s) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

         (t) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (u) "Plan" means this Molecular Devices 1995 Stock Option Plan.

         (v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

                  (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (3) To amend the Plan or an Option as provided in Section 11.

                  (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate one million seven hundred fifty thousand (1,750,000) shares of Company common stock, plus up to one million (1,000,000) shares of Company Common Stock to the extent that such shares

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

previously reserved under the Company's terminated 1988 Stock Option Plan (the "1988 Plan") (i) have not, as of the date of the adoption of this Plan, previously been issued pursuant to the exercise of options under the 1988 Plan, and (ii) are not, as of the date of adoption of this Plan, subject to options outstanding under the 1988 Plan. If any Option granted under the Plan or any stock option granted under the 1988 Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired shall revert to and again become available for issuance under this Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a)  Incentive   Stock  Options  may  be  granted  only  to  Employees.
Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

         (b) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

         (c) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than Five Hundred Thousand (500,000) shares of the Company's common stock in any calendar year.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) Term. No Option shall be  exercisable  after the  expiration of ten
(10) years from the date it was granted.

         (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether and Incentive Stock Option or Nonstatutory Stock Option) may be granted with an option exercise price lower than that set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) of the Code.

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

         (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "DRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a DRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (g) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (i) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

         (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

         (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) (1) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as defined in subsection 5(b)), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date.

             (2) Shares subject to an Option canceled under this subsection 9(e) shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this subsection 9(e), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(e) shall be applicable only to the extent required by
Section 162(m) of the Code.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the types of securities and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Options will be appropriately adjusted in the

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

types of securities and number of shares and price per share of stock subject to such outstanding Options.

         (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, then such Options shall be terminated if not exercised prior to such event; provided, however, that the time during which such Options may be exercised may, at the discretion of the Board of Directors, be accelerated and the Options terminated if not exercised prior to such event.

11.      AMENDMENT OF THE PLAN AND OPTIONS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (1) Increase the number of shares reserved for Options under the Plan;

             (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or any Nasdaq or securities exchange listing requirements); or

             (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code or to comply with the requirements of Rule 16b-3, or any Nasdaq or securities exchange listing requirements.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder

                                        All references herein to numbers of shares already take into account and give effect to the 2-for-3 reverse stock split effective on December 7, 1995.

relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 29, 2005, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                                                                      Appendix B

                          MOLECULAR DEVICES CORPORATION
            1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLANADOPTED ON
                               SEPTEMBER 13, 1995
                            APPROVED BY SHAREHOLDERS
                              ON DECEMBER 12, 1995
                    AMENDED BY THE BOARD ON JANUARY 29, 1999
               AS AMENDED BY THE STOCKHOLDERS ON ___________, 1999


1.       PURPOSE.

         (a) The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of MOLECULAR DEVICES CORPORATION (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. If the Committee is delegated authority to amend or fix the timing or terms of options granted under the Plan, then the composition of the Committee shall comply with the requirements for exemption of option grants from the application of Section 16 of the Securities Exchange Act of 1934, or the terms of such options shall be such as to qualify such options for such exemption. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate three hundred forty-seven thousand five hundred (347,500) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       ELIGIBILITY.

         (a) Options shall be granted only to Non-Employee Directors of the Company.

5.       NON-DISCRETIONARY GRANTS.

         (a) Upon the date of the initial approval of the Plan by the Board (the "Adoption Date"), each person who is then a Non-Employee Director automatically shall be granted an option to purchase sixteen thousand five hundred (16,500) shares of common stock of the Company on the terms and conditions set forth herein.

         (b) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director automatically shall, upon the date of his initial election to be a Non-Employee Director by the Board or shareholders of the Company, be granted an option to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (c) Following the Adoption Date, each Non-Employee Director shall automatically be granted an additional Option to purchase four thousand (4,000) shares of common stock of the Company on the terms and conditions set forth herein immediately following each annual meeting of stockholders.

         (d) Notwithstanding anything to the contrary set forth in this Section 5, each Non-Employee Director who received a stock option grant pursuant to this Plan in September 1998 (a "September 1998 Grant") shall not be entitled to future grants under this Plan until the September 1998 Grant shall have fully vested. On the date that the September 1998 Grant shall have fully vested, such Non-Employee Director shall be treated as having been initially elected to be a Non-Employee Director on such date and receive the stock option referenced in
Section 5(b) and, thereafter, shall be eligible to receive the stock options referenced in Section 5(c).

6.       OPTION PROVISIONS.

         Each option shall be subject to the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of such all service under the provisions of subparagraph 6(e).

         (b) Subject to subparagraph 4(b), the exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

         (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

             (i) Payment of the exercise price per share in cash at the time of exercise; or

             (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

             (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

         Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order satisfying the requirements of Rule 16a-12 under the Securities Exchange Act of 1934 (a "DRO") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to a DRO. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

         (e) The option shall become exercisable in installments over a period of four years from the date of grant in equal annual installments commencing on the date one year after the date of grant of the option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment. For purposes of vesting under this subparagraph 6(e), attendance at no less than two-thirds (2/3) of the Board meetings occurring during an installment period is required in order for an optionee serving as a Non-Employee Director to vest for such installment; failure to satisfy this requirement during any particular installment period shall result in an abatement of the vesting of the option during the applicable installment period and the aggregate vesting period of such option shall be increased by one additional year.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

         (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

         (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

             (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reporting in the Wall Street Journal or such other source as the Board deems reliable;

             (ii) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

         (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan, provided, however, that except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares which may be issued under the Plan;

             (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

             (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Nasdaq or any securities exchange on which the Company desires prices for its common stock to be quoted.

         (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

         (c) The Plan shall terminate upon the occurrence of any of the events described in subparagraph 10(b) above.

13.      EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

         (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                                                                      Appendix C


                          MOLECULAR DEVICES CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999


         The undersigned hereby appoints Joseph D. Keegan, Ph.D., and Timothy A. Harkness, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Molecular Devices Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Molecular Devices Corporation to be held at the Company's corporate headquarters, located at 1311 Orleans Drive, Sunnyvale, California 94089 on Thursday, May 20, 1999 at 10:30 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:   To elect directors to hold office until the next Annual Meeting of
              Stockholders and until their successors are elected.

[ ]    For all nominees listed below             [ ]    WITHHOLD Authority
       (except as marked to the contrary                to vote for all nominees
       below).                                          listed below.

Nominees:     Joseph D. Keegan,  Ph.D.,  Moshe H. Alafi,  David L. Anderson,  A.
              Blaine Bowman,  Paul Goddard,  Ph.D.,  Andre F. Marion,  Harden M.
              McConnell, Ph.D., J. Allan Waitz, Ph.D.

To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.

PROPOSAL 2:   To approve  amendments to the Company's 1995 Stock Option Plan (i)
              to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,000,000 shares, and
              (ii) to make certain technical amendments to the plan.

              [ ]   FOR             [ ]   AGAINST           [ ]   ABSTAIN

                            (Continued on other side)



                                       1.

                           (Continued from other side)

PROPOSAL 3:   To  approve   amendments  to  the  Company's   1995   Non-Employee
              Directors'  Stock Option Plan (i) to increase the aggregate number of shares of Common Stock  authorized for issuance under such plan by 100,000 shares,  (ii) to revise the timing,  vesting and number
              of  shares  subject  to  grants  to  be  issued  to   non-employee
              directors, and (iii) to make certain technical amendments to the plan.

              [ ]   FOR             [ ]   AGAINST           [ ]   ABSTAIN

PROPOSAL 4:   To  ratify  the  selection  of  Ernst & Young  LLP as  independent auditors of the Company for its fiscal year ending December 31, 1999.

              [ ]   FOR             [ ]   AGAINST           [ ]   ABSTAIN



DATED _________________               __________________________________________




                                      __________________________________________
                                                    SIGNATURE(S)



                                      Please sign  exactly as your name  appears
                                      hereon.  If the stock is registered in the
                                      names of two or more persons,  each should
                                      sign. Executors, administrators, trustees,
                                      guardians and attorneys-in-fact should add
                                      their titles.  If signer is a corporation,
                                      please give full corporate name and have a
                                      duly  authorized   officer  sign,  stating
                                      title. If signer is a partnership, please sign in partnership name by authorized person.



Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.



                                       2.